Flotek Industries 8846 N. Sam Houston Pkwy W., Suite 150 Houston, Texas 77064 (713)-849-9911 www.flotekind.com FLOTEK ANNOUNCES FIRST QUARTER 2022 RESULTS HOUSTON, May 16, 2022 - Flotek Industries, Inc. (“Flotek” or the “Company”) (NYSE: FTK) today announced first quarter results for the three months ended March 31, 2022. “We closed the quarter in a strong position with March performance returning to pre-pandemic levels, leading to improved quarterly revenue and adjusted EBITDA compared to last quarter. In addition, we closed on our PIPE transaction in the quarter, securing growth capital for the initial phase of our contract with ProFrac to deliver our full-suite of downhole chemistries to a significant portion of its hydraulic fracturing fleets in North America. The second quarter is off to a strong start with our first full month of services to ProFrac completed in April. We are now supplying chemistry to 10 ProFrac fleets across 4 major basins. Through this agreement, E&Ps now have a comprehensive, vertically integrated completions solution that reduces emissions and delivers green chemistries, thereby protecting air, water, land and people,” said John W. Gibson, Jr., Chairman, President, and Chief Executive Officer. “We are grateful to our shareholders for voting in strong support of our long-term contract, thus helping unlock our future with more than $2 billion in revenue over the next decade, excluding other organic growth opportunities. While we will have ramp-up costs associated with the ProFrac contract in the coming quarters, we are optimistic about the future and look forward to improving financial performance throughout the year and we are on target to achieve positive Adjusted EBITDA excluding convertible notes amortization before the end of the fourth quarter 2022.” Key First Quarter 2022 Financial Results The first quarter results, which are substantially comprised of revenue from customers other than ProFrac, are as follows: • Consolidated Revenues: Flotek generated first quarter 2022 consolidated revenue of $12.9 million, up 6% from $12.2 million in the fourth quarter 2021, driven by increased activity with domestic and international energy chemistry customers. • Net Income: The Company recorded a net loss of $10.7 million, or $0.15 per basic/diluted share, in the first quarter 2022 compared to a net loss of $16.2 million, or $0.22 per basic/diluted share, in the fourth quarter of 2021. The sequential improvement is primarily due to the absence of the goodwill impairment of $8.1 million that was reported in the fourth quarter of 2021, partially offset by a charge for the change in fair value of contingent convertible notes payable of $3.9 million. • Adjusted EBITDA: Adjusted EBITDA for the first quarter 2022 was a loss of $5.4 million, a 5% improvement compared to a loss of $5.7 million in the fourth quarter 2021, improving generally in-line with revenues, partially offset by ramp-up costs associated with increased activity associated with the ProFrac agreement. Operational & Segment Highlights  In the first quarter, the Company entered into a long-term supply agreement with ProFrac Services, LLC, to provide full downhole chemistry solutions for the greater of 33% of ProFrac’s crews or 10 crews minimum for three years. Subsequently, the Company entered into an amended agreement with ProFrac Holdings, LLC to expand the Agreement to a term of 10 years and up to 30 hydraulic fracturing fleets, which was overwhelmingly approved by shareholders on May 9, 2022. Combined, the contracts are expected to exceed $2 billion in revenue over the next decade. Additional details can be found in the Company’s SEC and 10- Q filings.  First quarter 2022 Chemistry Technologies revenues were $11.8 million, up 2% sequentially and 15% year- over-year, outpacing market activity which was flat in the quarter. Customer diversification continued with Exhibit 99.1 both domestic and international E&P operators with 12% of quarterly revenue attributed to new customers. Additionally, since Q1 2021, the segment’s customer base has grown by more than 37%, reducing customer concentration and risk.  First quarter 2022 Data Analytics revenues were $1.1 million, up 83% sequentially and down 27% year- over-year. Sequential improvement was driven by increased interest across midstream and transportation customers that are increasingly interested in driving facilities efficiencies to help meet ESG goals. Balance Sheet and Liquidity  As of March 31, 2022, the Company had cash and equivalents of $24.8 million compared to $11.5 million in the fourth quarter 2021, benefitted by the Private Investment in Public Equity (PIPE) transaction with a consortium of investors, previously disclosed.  Flotek also had $4.8 million in Payroll Protection Program loans outstanding. The Company has applied for forgiveness for substantially all of its PPP loans and has received an extension of the loan maturity date from April 15, 2022, to April 5, 2025, reducing the current portion of long-term debt from $4.8 million to $1.4 million as of December 31, 2021.  During the first quarter, the Company continued progress on its plans to sell its warehouse facility in Monahans, Texas and its manufacturing facility in Waller, Texas, which were classified as held for sale as of March 31, 2022. Subsequently, on April 18, 2022, the Company closed on its contract to sell the Waller facility for $4.3 million. The proceeds will be included in the Company’s second quarter 2022 results. In addition, the Company is in the later stages of executing an agreement to sell the Monahans facility with an anticipated close in the coming quarters. Leadership Updates  Flotek welcomes Bernie Colson as Senior Vice President of Corporate Development & Sustainability. In this role, Bernie will lead the Company’s corporate development, sustainability and investor relations strategies. Bernie is an experienced investment executive and ESG leader with more than 20 years of experience. He joins Flotek from Delaware Ivy Investments, where he was Global Equity Analyst, Portfolio Manager and Energy Team Lead. He has also held leadership roles at investment bank Seaport Global Holdings, solar asset holding company Clean Focus Yield and investment bank Oppenheimer & Co., Inc. Bernie received a Master of Business Administration from Michigan Ross School of Business at the University of Michigan and a Bachelor of Arts from Yale University. He holds CFA and SASB FSA certifications. He will report to the CEO, John W. Gibson, Jr.  Flotek welcomes Ron Holsey as Vice President of Data Analytics. Ron will be responsible for developing and leading profitable growth through market penetration, structured business optimization and process improvement in the JP3 business. Ron brings extensive analyzer, automation and oil and gas experience to Flotek as a global business leader with a proven history of business transformation, increasing market share, revenue and profit. Most recently, he served as Vice President of Artificial Lift Automation & Optimization at ChampionX, where he led transformation and growth of the global production optimization business. He has also held senior leadership roles at GE, Siemens, ABB and Rosemount, Inc. He will report to the COO, Ryan Ezell. Governance & Board of Directors  Flotek will hold its 2022 Annual General Meeting (“the AGM”) on Thursday, June 9 at 9:00 a.m.  On April 15, 2022, Directors Ted Brown and Paul Hobby notified Flotek they would not stand for re- election to the Board of Directors at the AGM. The Company wishes to thank them for their exceptional service, professionalism and guidance during the past years.  Concurrent with the initiation of the ProFrac contract, Matt Wilks, President & Executive Chairman of the Board of Directors for ProFrac Holding Corporation, stands for election to the Flotek Board of Directors at the AGM.

Conference Call Details Flotek will host a conference call on May 17, 2022, at 9:00 a.m. CST (10:00 a.m. EST) to discuss its first quarter results for the three months ended March 31, 2022. Participants may access the call through Flotek’s website at www.flotekind.com under “Webcasts’’ or by telephone at 1-844-835-9986 approximately five minutes prior to the start of the call. Following the conclusion of the conference call, a recording of the call will be available on the Company’s website. About Flotek Industries, Inc. Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. A technology- driven, specialty green chemistry and data company, Flotek helps customers across industrial, commercial, and consumer markets improve their Environmental, Social, and Governance performance. Flotek’s Chemistry Technologies segment develops, manufactures, packages, distributes, delivers, and markets high-quality cleaning, disinfecting and sanitizing products for commercial, governmental and personal consumer use. Additionally, Flotek empowers the energy industry to maximize the value of their hydrocarbon streams and improve return on invested capital through its real-time data platforms and green chemistry technologies. Flotek serves downstream, midstream, and upstream customers, both domestic and international. Flotek is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.” For additional information, please visit www.flotekind.com. Forward -Looking Statements Certain statements set forth in this press release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the “Risk Factors” section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect, any event or circumstance that may arise after the date of this press release. Inquiries, contact: Investor Relations E: ir@flotekind.com P: (713) 726-5322

FLOTEK INDUSTRIES, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share data) March 31, 2022 December 31, 2021 ASSETS Current assets: Cash and cash equivalents 24,835 $ 11,534 Restricted cash 40 1,790 Accounts receivable, net of allowance for doubtful accounts of $684 and $659 at March 31, 2022 and December 31, 2021, respectively 13,239 13,297 Inventories, net 10,143 9,454 Deferred tax assets, net — — Income taxes receivable 32 22 Other current assets 3,372 3,740 Current contract asset 3,533 Assets held for sale 2,752 2,762 Total current assets 57,946 42,599 Property and equipment, net 5,079 5,296 Operating lease right-of-use assets 1,827 2,041 Deferred tax assets, net 282 279 Other long-term assets 17 29 Long term contract assets 7,067 — TOTAL ASSETS $ 72,218 $ 50,244 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable 8,233 7,616 Accrued liabilities 6,747 8,996 Income taxes payable 4 4 Interest payable 94 82 Current portion of operating lease liabilities 619 602 Current portion of finance lease liabilities 33 41 Current portion of long-term debt 1,553 1,436 Convertible notes payable 17,609 — Contingent convertible notes payable 14,050 — Total current liabilities 48,942 18,777 Deferred revenue, long-term 84 91 Long-term operating lease liabilities 6,806 7,779 Long-term finance lease liabilities 47 53 Long-term debt 3,235 3,352 Deferred tax liabilities, net — — TOTAL LIABILITIES 59,114 30,052 Stockholders’ equity: Common stock, $0.0001 par value, 140,000,000 shares authorized; 82,563,610 shares issued and 76,490,522 shares outstanding at March 31, 2022 ; 79,483,837 shares issued and 73,461,203 shares outstanding at December 31, 2021 8 8 Additional paid-in capital 367,104 363,417 Accumulated other comprehensive income (loss) 89 81 Accumulated deficit (319,938) (309,214 Treasury stock, at cost; 6,022,634 and 5,580,920 shares at December 31, 2021 and December 31, 2020, respectively (34,159) (34,100) Total stockholders’ equity 13,104 20,192 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 72,218 $ 50,244

FLOTEK INDUSTRIES, INC. Unaudited Condensed Consolidated Statements of Operations (in thousands, except per share data) Three Months Ended 3/31/2022 3/31/2021 12/31/2021 Revenue 12,879 11,770 $ 12,154 Cost of goods sold 13,358 12,080 13,131 Gross profit (loss) (479) (310) (977) Operating costs and expenses: Selling, general, and administrative 4,879 6,082 5,792 Depreciation and amortization 195 307 218 Research and development 1,415 1,542 1,342 (Gain) loss on disposal of property and equipment 8 2 (39) (Gain) on lease termination (584) — — Change in fair value of contingent convertible notes payable 3,892 — — Impairment of goodwill — — 8,092 Total operating costs and expenses 9,805 7,933 15,405 Income (loss) from operations (10,284) (8,243) (16,382) Other income (expense): Interest expense (668) (18) (25) Other income (expense) , net 224 (33) 149 Total other income (expense), net (444) (51) 124 Income (loss) before income taxes (10,728) (8,294) (16,258) Income tax (expense) benefit 4 (6) 70 Net Income (loss) $ (10,724) $ (8,300) (16,188) Loss per common share: Basic (0.15) (0.12) $ (0.22) Diluted (0.15) (0.12) $ (0.22) Weighted average common shares: Weighted average common shares used in computing basic loss per common share 73,858 68,447 73,423 Weighted average common shares used in computing diluted loss per common share 73,858 68,447 73,423

FLOTEK INDUSTRIES, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) Three months ended March 31, 2022 2021 Cash flows from operating activities: Net loss $ (10,724) $ (8,300) Adjustments to reconcile net loss to net cash used in operating activities: Change in fair value of contingent consideration 94 (335) Change in fair value of contingent convertible notes 3,892 — Amortization of convertible note issuance costs 166 — PIK interest expense 485 — Depreciation and amortization 195 307 Provision for doubtful accounts, net of recoveries 238 — Provision for excess and obsolete inventory 310 307 Gain on sale of assets 8 2 Gain on lease termination (584) — Non-cash lease expense 56 105 Stock compensation expense 739 778 Deferred income tax benefit (4) 2 Changes in current assets and liabilities: Accounts receivable (180) 255 Inventories (1,007) (78) Income taxes receivable (10) 267 Other current assets 168 405 Other long-term assets (388) 541 Accounts payable 616 695 Accrued liabilities (2,564) (317) Income taxes payable — 89 Interest payable 12 12 Net cash used in operating activities (8,474) (5,265) Cash flows from investing activities: Capital expenditures — (19) Proceeds from sale of assets 24 2 Net cash provided by (used in) investing activities 24 (17) Cash flows from financing activities: Proceeds from issuance of convertible notes 21,150 — Payment of issuance costs of convertible notes (1,084) Payments to tax authorities for shares withheld from employees (59) (105) Proceeds from issuance of stock — 38 Payments for finance leases (14) (14) Net cash (used in) provided by financing activities 19,993 (81) Effect of changes in exchange rates on cash and cash equivalents 8 23 Net change in cash, cash equivalents and restricted cash 11,551 (5,340) Cash and cash equivalents at the beginning of period 11,534 38,660 Restricted cash at the beginning of period 1,790 664 Cash and cash equivalents and restricted cash at beginning of period 13,324 39,324 Cash and cash equivalents at end of period 24,835 33,945 Restricted cash at the end of period 40 40 Cash, cash equivalents and restricted cash at end of period $ 24,875 $ 33,985

FLOTEK INDUSTRIES, INC. Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands) Three Months Ended 3/31/2022 3/31/2021 12/31/2021 Net Income (Loss) $ (10,724) $ (8,300) $ (16,188) Interest expense 668 18 25 Interest income — (5) — Income tax (benefit) expense (4) 6 (70) Depreciation and amortization 195 307 218 Impairment of goodwill — — 8,092 Impairment of property and equipment and intangible assets — — — EBITDA (Non-GAAP) (9,865) (7,974) (7,923) Stock compensation expense 739 738 1,090 Severance and retirement (4) 33 354 Inventory write downs — — — Terpene purchase commitment — — — M&A transaction costs 94 (157) (107) Inventory step-up — 48 21 (Gain) loss on disposal of assets 8 2 (39) Gain on lease termination (584) — — Contingent convertible notes payable revaluation adjustment 3,892 — — PPP loan forgiveness — — — Employee retention credit — — — COVID-19 related costs — — — Non-Recurring professional fees 274 518 950 Winter storm (natural disaster) — 199 — Adjusted EBITDA (Non-GAAP) $ (5,446) $ (6,593) $ (5,654) (1) Management believes that adjusted EBITDA for the three months ended March 31, 2022 and 2021, and the three months ended December 31, 2021, is useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the expenses noted above to be outside of the Company’s normal operating results. Management analyses operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish operational goals.